UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2018

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02    Result of Operations and Financial Condition.

On May 8, 2018, Electronic Arts Inc. (“EA”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

Neither the information in Item 2.02 of this Form 8-K nor the information in the press release attached hereto as Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

On May 7, 2018, a Special Committee of EA’s Board of Directors authorized a new program to repurchase up to $2.4 billion of EA’s common stock. This new stock repurchase program expires on May 31, 2020 and supersedes and replaces the stock repurchase authorization approved by a Special Committee of EA’s Board of Directors on May 8, 2017. Under this program, EA may purchase stock in the open market or through privately-negotiated transactions in accordance with applicable securities laws, including pursuant to pre-arranged stock trading plans. The timing and actual amount of the stock repurchases will depend on several factors including price, capital availability, regulatory requirements, alternative investment opportunities and other market conditions. EA is not obligated to repurchase any specific number of shares under this program and it may be modified, suspended or discontinued at any time.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 8, 2018, relating to Electronic Arts Inc.’s financial results for the fiscal quarter and fiscal year ended March 31, 2018.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 8, 2018, relating to Electronic Arts Inc.’s financial results for the fiscal quarter and fiscal year ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 8, 2018	By:	/s/ Blake Jorgensen
Blake Jorgensen
Chief Operating Officer and Chief Financial Officer